GE INSTITUTIONAL FUNDS

(For General Electric Savings & Security Program)

Small-Cap Equity Fund

International Equity Fund

Strategic Investment Fund

Supplement dated January 1, 2014

To the Statutory Prospectus dated January 28, 2013, as supplemented on May 1, 2013

Effective January 1, 2014, the statutory prospectus dated January 28, 2013, as supplemented on May 1, 2013, relating to the General Electric Savings & Security Program for the GE Institutional Funds (the “Prospectus”) is revised as follows:

All references to the “GE Savings & Security Program” (the “Program”) are changed to the “GE Retirement Savings Plan” (the “RSP” or the “Plan”) and all references to the “GE S&SP Service Center” are changed to the “GE Retirement Savings Plan Service Center.”

All references to “S&SP Service” are changed to “RSP Service” and all references to “My GE S&SP” (at benefits.ge.com) are changed to “My GE RSP.”

All references to “1-877-55-GESSP” are changed to “1-877-55-GERSP,” although the service center phone number will not change and will remain “1-877-554-3777.”

This Supplement should be retained with your Prospectus for future reference.